SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): February 29, 2000
                              (February 21, 2000)
                           Dollar General Corporation
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               (Exact Name of Registrant as Specified in Charter)


Tennessee                             001-11421                  61-0502302
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(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
of Incorporation)                                            Identification No.)


                                100 Mission Ridge
                            Goodlettsville, Tennessee                37072
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              (Address of Principal Executive Offices)            (Zip Code)


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       Registrant's telephone number, including area code: (615) 855-4000


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         (Former name or former address, if changed since last report)

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Item 5.  Other Events

         On February 21, 2000, the Board of Directors of Dollar General Corporation (the "Company") declared a distribution of one stock purchase right (a "Right") for each outstanding share of the Company's common stock, $ .50 par value per share (the "Company Common Stock"), to shareholders of record at the close of business on March 10, 2000 and for each share of Company Common Stock issued thereafter. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share (a "Unit") of Series B Junior Participating Preferred Stock, no par value (the "Series B Preferred Stock"), at a purchase price of $100.00 per Unit, subject to adjustment. The description and terms and conditions of the Rights are set forth in a Rights Agreement dated February 29, 2000 by and between the Company and Registrar and Transfer Company, as Rights Agent (the "Rights Agreement"), a copy of which is filed herewith as an exhibit.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                  (c)      Exhibits:

                   3 Dollar General Corporation's Charter, as amended (restated electronically for SEC filing purposes only).

                   4 Rights Agreement, dated February 29, 2000, between Dollar General Corporation and Registrar and Transfer Company, including the Form of Rights Certificate (Exhibit A), the Form of Summary of Rights (Exhibit
                           B) and the Form of Articles of Amendment to the Charter of Dollar General Corporation (Exhibit C).

                  99       Press Release dated February 29, 2000.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                                  DOLLAR GENERAL CORPORATION


                                                  By:     /s/Robert C. Layne
                                                          ----------------------
                                                  Name:   Robert C. Layne
                                                  Title:  Corporate Secretary

Date:    February 29, 2000

                                  Exhibit Index


Exhibit No.                                      Description
-----------                                      -----------

       3 Dollar General Corporation's Charter, as amended (restated electronically for SEC filing purposes only).

       4 Rights Agreement, dated February 29, 2000, between Dollar General Corporation and Registrar and Transfer Company, including the Form of Rights Certificate (Exhibit A), the Form of Summary of Rights (Exhibit
                           B) and the Form of Articles of Amendment to the Charter of Dollar General Corporation (Exhibit C).

       99                  Press Release dated February 29, 2000.